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                                                          EXHIBIT 99.3






                         HALMODE APPAREL, INC.
                         ---------------------

                    PRO FORMA FINANCIAL STATEMENTS
                    ------------------------------

                             JULY 31, 1994
                             -------------



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                                                          EXHIBIT 99.3


                   KELLWOOD COMPANY AND SUBSIDIARIES
                   ---------------------------------
                    PRO FORMA FINANCIAL INFORMATION
                    -------------------------------
                        (Dollars in thousands)


On September 30, 1994, Kellwood Company acquired 100% of the capital stock of Halmode Apparel, Inc., a designer, manufacturer and marketer of women's apparel lines.

For purposes of presenting pro forma financial information, the historical financial statements of Kellwood Company and Halmode Apparel, Inc. have been combined based on the registrant's fiscal year end of April 30, 1994. Accordingly, the pro forma consolidated financial statements reflect their combined financial position at July 31, 1994, and combined results of operations for the three months ended July 31, 1994 and for the year ended April 30, 1994, assuming the transaction referred to above had occurred May 1, 1993. Pro forma adjustments include: (1) amortization of intangible assets and goodwill; (2) imputed interest charges attributable to the financing of this purchase; (3) revised executive compensation costs; (4) the income tax effect of pro forma adjustments (1) through (3) at statutory rates; and (5) provision for income taxes on earnings of Subchapter S Corporations.

Such pro forma financial information should be read in conjunction with the financial statements of Halmode Apparel, Inc. included in this filing, and with Kellwood Company's 1994 Annual Report to Shareowners and Form 10-Q for the quarter ended July 31, 1994.


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
                                                KELLWOOD COMPANY AND SUBSIDIARIES
                                        PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                                          July 31, 1994
                                                     (Amounts in thousands)

                                            Kellwood           Halmode              Pro Forma            Pro Forma
                                             Company         Apparel, Inc.         Adjustments            Results
                                            --------         -------------         -----------           ---------

ASSETS
- ------
Current assets:
 Cash and time deposits                    $  11,183           $      -            $       -           $  11,183
 Receivables, net                            194,308             20,597                                  214,905
 Inventories                                 233,266             14,425                                  247,691
 Prepaid taxes and
  expenses                                    19,950              1,277                                   21,227
                                           ---------           --------            ---------           ---------
    Total current assets                     458,707             36,299                                  495,006

Property, plant and
 equipment, net                               67,284              1,750                                   69,034
Intangible assets, net                       112,077                                  28,264             140,341
Other assets                                  55,089                405                                   55,494
                                           ---------           --------            ---------           ---------

                                           $ 693,157           $ 38,454            $  28,264           $ 759,875
                                           =========           ========            =========           =========

LIABILITIES AND SHAREOWNERS' EQUITY
- -----------------------------------
Current liabilities:
 Current portion of
  long-term debt                           $   9,429           $    908            $       -           $  10,337
 Notes payable                                58,611              9,045               43,000             110,656
 Accounts payable                             62,991              7,585                                   70,576
 Accrued expenses and
  compensation                                65,882              1,578                6,977              74,437
                                           ---------           --------            ---------           ---------
    Total current
     liabilities                             196,913             19,116               49,977             266,006

Long-term debt                               149,514                990                                  150,504
Deferred income taxes
 and other                                    30,590                                   5,060              35,650

Shareowners' equity:
 Common stock                                 92,476              9,556               (9,556)             92,476
 Retained earnings                           262,843             25,031              (33,456)            254,418
 Cumulative translation
  adjustment                                  (8,946)                                                     (8,946)
                                           ---------           --------            ---------           ---------

                                             346,373             34,587              (43,012)            337,948
Less treasury stock,
 at cost                                      30,233             16,239              (16,239)             30,233
                                           ---------           --------            ---------           ---------

    Total shareowners'
     equity                                  316,140             18,348              (26,773)            307,715
                                           ---------           --------            ---------           ---------

                                           $ 693,157           $ 38,454            $  28,264           $ 759,875
                                           =========           ========            =========           =========

See notes to pro forma consolidated financial statements.

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
                                              KELLWOOD COMPANY AND SUBSIDIARIES
                                  PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS (UNAUDITED)
                                               Three Months Ended July 31, 1994
                                          (Amounts in thousands except per share data)

                                            Kellwood           Halmode              Pro Forma            Pro Forma
                                             Company         Apparel, Inc.         Adjustments            Results
                                            --------         -------------         -----------           ---------

Net sales                                  $ 300,937           $ 32,038            $       -           $ 332,975

Costs and expenses:
 Cost of products sold                       234,618             24,100                                  258,718
 Selling, general and
  administrative expenses                     41,974              6,664                                   48,638
 Interest expense                              3,917                249                  806               4,972
 Other (income) expense                        2,317                                     760               3,077
                                           ---------           --------            ---------           ---------

Earnings before income
 taxes                                        18,111              1,025               (1,566)             17,570

Income taxes                                   7,400                197                 (107)              7,490
                                           ---------           --------            ---------           ---------

Net earnings                               $  10,711           $    828            $  (1,459)          $  10,080
                                           =========           ========            =========           =========


Net earnings per share:
 Primary                                   $    0.51                                                   $    0.48
                                           =========                                                   =========

 Fully diluted                             $    0.50                                                   $    0.47
                                           =========                                                   =========


Weighted average shares
 outstanding:
 Primary                                      21,022                                                      21,022
                                           =========                                                   =========

 Fully diluted                                21,477                                                      21,477
                                           =========                                                   =========


See notes to pro forma consolidated financial statements.

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
                                              KELLWOOD COMPANY AND SUBSIDIARIES
                                  PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS (UNAUDITED)
                                               Year Ended April 30, 1994
                                      (Amounts in thousands except per share data)

                                            Kellwood           Halmode              Pro Forma            Pro Forma
                                             Company         Apparel, Inc.         Adjustments            Results
                                            --------         -------------         -----------           ---------

Net sales                                  $ 1,203,086         $ 137,049           $       -           $ 1,340,135

Costs and expenses:
 Cost of products sold                         949,075            99,179                                 1,048,254
 Selling, general and
  administrative expenses                      170,232            25,646                 250               196,128
 Interest expense                               15,634             1,125               3,225                19,984
 Other (income) expense                          7,131                                 3,036                10,167
                                           -----------         ---------           ---------           -----------
Earnings before income
 taxes                                          61,014            11,099              (6,511)               65,602

Income taxes                                    25,400               322               2,803                28,525
                                           -----------         ---------           ---------           -----------

Net earnings                               $    35,614         $  10,777           $  (9,314)          $    37,077
                                           ===========         =========           =========           ===========

Net earnings per share:
 Primary                                   $      1.71                                                 $      1.78
                                           ===========                                                 ===========

 Fully diluted                             $      1.68                                                 $      1.75
                                           ===========                                                 ===========

Weighted average shares
 outstanding:
 Primary                                        20,851                                                      20,851
                                           ===========                                                 ===========

 Fully diluted                                  21,252                                                     21,252
                                           ===========                                                 ===========

See notes to pro forma consolidated financial statements.


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


                KELLWOOD COMPANY AND SUBSIDIARIES
      NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                     (Dollars in thousands)


1. It is the opinion of the management of the registrant that all pro forma adjustments necessary to present fairly the combined financial position and results of operations of Kellwood Company and Halmode Apparel, Inc. have been reflected in the pro forma statements presented. The pro forma information is not necessarily indicative of the actual results that would have been achieved had Halmode Apparel, Inc. been acquired at the beginning of 1994 and is not necessarily indicative of future results.

     Accounting policies are described in the Summary of Significant Accounting Policies in the registrant's 1994 Annual Report to Shareowners. For additional information regarding the registrant's financial condition, refer to the footnotes accompanying the annual financial statements.

2.   Total inventory at July 31, 1994 consists of:

               Finished goods         $114,453
               Work in process          58,329
               Raw materials            74,859
                                      --------
                                      $247,691
                                      ========

     If inventories were valued at current replacement costs, they would have been increased by $9,546 at July 31, 1994.

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